CBRL GROUP, INC.

Exhibit 10(k)

     CBRL Employee
     CBRL Employee Address
     CBRL Employee Address


RE:  STOCK OPTION ACCEPTANCE


DEAR Employee:

Pursuant to the terms and conditions of CBRL GROUP, INCORPORATED'S AMENDED AND RESTATED STOCK OPTION PLAN (the "Plan"), you have been granted a Non-Qualified Stock Option to purchase ___ shares (the 'Option') of common stock as outlined below.

  Granted To:             EMPLOYEE NAME           Employee Number XXXX

  Grant Date:             XXXX

  Options Granted:        XXX

  Option Price per Share: $XX.XX   Total Cost to Exercise For ___ Shares $XXXXX

  Expiration Date:        XX/XX/XX

Vesting does not begin, pursuant to the Plan, and the terms and conditions of this award, until ONE YEAR AFTER THE DATE OF THE GRANT.

Vesting Schedule:  3 Year Plan

                Shares Vested               Total Shares Vested at Date

                  __ on Date                ___ on Date
                  __ on Date                ___ on Date
                  __ on Date                ___ on Date


Subject to the terms and conditions of the Plan and this award, this Option shall be exercisable as to vested shares, in whole or in part, beginning one year from the Grant Date, but not after the day which is 10 years after the Grant Date.

You will be notified by email on how to access the plan document and plan prospectus, both of which provide additional detail regarding the stock option plan.

You are not required to acknowledge your stock option grant. Retain this letter for your files.